UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

RBC FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

RBC FUNDS TRUST

50 South Sixth Street, Suite 2350

Minneapolis, MN 55402

January 26, 2023

Dear Shareholder:

I am writing to you on an important matter relating to your Fund(s). A Special Meeting of Shareholders (the “Meeting”) of each of the Funds listed in the enclosed notice and proxy statement has been scheduled for March 15, 2023, to vote on the proposal discussed below. If you are a shareholder of record of any of the Funds as of the close of business on January 11, 2023, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

Shareholders of each Fund are being asked to vote on the election of trustees to serve on the Board of Trustees for the RBC Funds Trust (the “Trust”). The trustees of the Trust believe this proposal is in the best interests of the shareholders, and we recommend a vote “FOR” each of the nominees.

Instructions explaining how to vote are provided on the notice for the Meeting, the Proxy Statement and your proxy card. We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on the important proposal. Please read the enclosed information carefully before voting. If you have questions, please call Okapi Partners LLC, our proxy solicitation agent, toll-free at (877) 274-8654.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ David Eikenberg
David Eikenberg
President

VERY IMPORTANT INFORMATION FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary of important information relating to the special meeting of shareholders and is not intended to be as detailed as the discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — a booklet that includes the Proxy Statement and your proxy card — because you have the right to vote at a Special Meeting of Shareholders of RBC Funds Trust (the “Trust”) scheduled for March 15, 2023, at 9:00 a.m. Central time (the “Meeting”).

Q.	What are shareholders voting on?

A.	The Board of Trustees (the “Board”) is asking you to vote on the election of seven members to the Board of the Trust (the “Proposal”).

Q.	Why am I being asked to elect trustees?

A.

The Board is seeking to fill one vacancy on the Board. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the additional proposed trustee as described herein and meet this requirement, the Board has determined that it is appropriate to hold an election at this time.

Q.	Who is asking for my vote?

A.

The enclosed proxy is being solicited by the Board for use at the Meeting, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each nominee for the Board in the Proposal contained in the Proxy Statement. Please see the section entitled “Board Recommendation.”

Q.	Who is paying for this proxy solicitation and the costs associated with the Meeting?

A.

The cost of the Meeting, including the costs of retaining the Funds’ proxy solicitation agent, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Trust.

Q.	What vote is required to approve the proposal?

A.

Shareholders of all funds within the Trust (the “Funds”) will vote together for the election of the trustees of the Trust. To be elected as a trustee of the Trust, each nominee must receive the affirmative vote of the holders of a plurality of shares cast.

Q.	Will my vote make a difference?

A.

Yes! To take action on the proposal to elect trustees, a quorum (thirty-three and one-third percent (33 1⁄3%) of shares present in person or represented by proxy and entitled to vote at the meeting) must be present in person or by proxy. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is equal and important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.

You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at (877) 274-8654.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

RBC FUNDS TRUST

RBC SMID Cap Growth Fund

RBC Enterprise Fund

RBC Small Cap Core Fund

RBC Microcap Value Fund

RBC Small Cap Value Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC International Opportunities Fund

RBC China Equity Fund

RBC Small Cap Growth Fund

RBC Global Equity Leaders Fund

RBC International Equity Fund

RBC International Small Cap Equity Fund

RBC Emerging Markets ex-China Equity Fund

Access Capital Community Investment Fund

RBC Impact Bond Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Core Plus Bond Fund

RBC BlueBay Strategic Income Fund

U.S. Government Money Market Fund

50 South Sixth Street, Suite 2350

Minneapolis, MN 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

MARCH 15, 2023

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of RBC Funds Trust (the “Trust”), will be held at the Trust’s office at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402-4422 on March 15, 2023, at 9:00 a.m. Central time. The purpose of the meeting will be to conduct the following items of business:

•	Elect seven trustees to serve on the Board of Trustees of the Trust; and

•	Consider any other business properly coming before the meeting or any adjournment or postponement thereof.

You are entitled to attend and vote at the Meeting, including any postponements and adjournment(s), if you owned shares of any Fund at the close of business on January 11, 2023 (the “Record Date”).

After careful consideration, the Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” each of the trustees.

We call your attention to the accompanying Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Whichever method you choose, please read the Proxy Statement carefully before you vote.

You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own. If you need more information on how to vote, or if you have any questions, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at (877) 274-8654.

By Order of the Board of Trustees,

/s/ Christina M. Weber
Christina M. Weber
Secretary

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

RBC FUNDS TRUST

50 South Sixth Street, Suite 2350

Minneapolis, MN 55402

PROXY STATEMENT FOR SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON MARCH 15, 2023

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of RBC Funds Trust (the “Trust”), a Delaware statutory trust and open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for use at a special meeting of shareholders of each series of the Trust (each, a “Fund,” and collectively, the “Funds”) (the “Meeting”). The Meeting is scheduled to be held at the 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402-4422 on March 15, 2023, at 9:00 a.m., Central time, and at any and all adjournments or postponements thereof. This Proxy Statement, Notice of Meeting and proxy card are first being mailed to shareholders on or about January 26, 2023.

The Board has called the Meeting and is solicitating proxies from shareholders of the Funds with respect to the proposal to elect seven trustees to the Board (the “Proposal”) and to transact such other business as may properly come before the Meeting.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on January 11, 2023 (the “Record Date”).

If you have any questions about the Proposal or about voting, please call Okapi Partners LLC, the Funds’ proxy solicitor, toll-free at (877) 274-8654.

To support the health and well-being of our shareholders, employees, and community, if circumstances change due to COVID-19, the Meeting might be conducted virtually via audio teleconference instead of in-person, in which case details about the change and how to access the Meeting will be announced and posted on the Funds’ website at https://us.rbcgam.com/mutual-funds/.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MARCH 15, 2023

This Proxy Statement is available at www.OkapiVote.com/RBC. In addition, with respect to the Funds, shareholders can find important information about the Funds in the Funds’ annual reports, dated September 30, 2022 and March 31, 2022, as applicable, including financial reports for the fiscal years ended September 30, 2022 and March 31, 2022 and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Fund, by calling 1-800-422-2766 or visiting the Funds’ website at https://us.rbcgam.com/mutual-funds/. A Fund will provide a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to the requesting shareholder by first class mail, or other means designed to assure prompt delivery, within three business days of the request.

PROPOSAL

ELECTION OF SEVEN TRUSTEES TO THE BOARD OF TRUSTEES

Shareholders of all of the Funds in the Trust are being asked to vote on the election of trustees.

Proposal Summary	Funds Voting on the Proposal
Election of seven trustees to the Board of Trust.	All Funds.

Assuming that the proposal for the election of the seven trustees is approved, the following seven trustees, who currently serve on the Board will continue to serve on the Board: Ms. Lucy Hancock Bode, Mr. David Eikenberg, Mr. Leslie H. Garner Jr., Mr. Phillip G. Goff, Mr. Ronald James and Mr. James Seward. In addition, if elected, Ms. Christie Zarkovich will join the Trust’s Board as an independent trustee, effective March 15, 2023. While the Board may fill vacancies, it may only do so under applicable law, if, after filling a vacancy, at least two-thirds of the trustees were elected by shareholders. Because the Board may not appoint the additional proposed trustee and meet this requirement, the Board has determined that it is appropriate to hold an election at this time. Please note that Mr. MacDonald, who previously has been elected as a trustee, will retire from the Trust’s Board on December 31, 2023, in accordance with the Trusts’ retirement policy for trustees, and, therefore, shareholders are not being asked to re-elect him.

Recommendation to Elect Trustees

The Nominating Committee recommended all of the nominees for election included in this proxy statement. Ms. Bode, Mr. Garner, Mr. James and Mr. Seward have been previously elected to the Board. The Board appointed Mr. Eikenberg and Mr. Goff as trustees in 2022 and 2020, respectively, and this is the first time they are standing for election since their appointment. Mr. MacDonald, who previously has been elected as a trustee, will retire from the Trust’s Board on December 31, 2023, in accordance with the Trusts’ retirement policy for trustees, and, therefore, Nominating Committee and Board did not nominate him for re-election. However, Mr. MacDonald will continue to serve on the Board until his retirement. In connection with his retirement, the Board expanded the number of trustees who can serve on the Board in order to accommodate Ms. Christie Zarkovich, who was recommended as a new independent trustee by the Nominating Committee.

Each nominee has consented to serve as a trustee for the Funds if elected and will serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor. Biographical information with respect to each nominee and Mr. MacDonald is noted below.

INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Lucy Hancock Bode (71)	Trustee since January 2004	Healthcare consultant (self-employed) (1986 to present)	24	BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (72)	Trustee since January 2004	President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)	24	None

Phillip G. Goff (59)	Trustee since January 2020	Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 to 2017)	24	None

Ronald James (72)	Trustee since January 2004	Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)	24	Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020)

John A. MacDonald (74)*	Trustee since January 2004	Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)	24	None

James R. Seward (70)	Chairman of the Board and Trustee since January 2004	Private investor (2000 to present); CFA (1987 to present)	24	Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (48)	Nominee	Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)	24	None

*

Mr. MacDonald, who previously has been elected as a trustee, will retire from the Trust’s Board on December 31, 2023, in accordance with the Trusts’ retirement policy for trustees, and he is not a candidate for re-election, but will continue as trustee until his retirement.

INTERESTED TRUSTEE

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
David Eikenberg(3)(4) (53)	Trustee since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present) Vice President, T. Rowe Price (2010 – 2018)	24	None

(1)

The mailing address for each Trustee, except David Eikenberg, is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. The mailing address for David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with RBC Global Asset Management (U.S.) Inc. (the “Advisor”).
(4)	David Eikenberg was appointed as Interested Trustee effective, October 14, 2022.

Board Structure and Leadership

The Board has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The Board is composed of seven trustees, and six of the seven trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act. The Board believes that the number of trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairman of the Board is an Independent Trustee. The Chairman participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board recognized the importance of having a significant majority of Independent Trustees. The Board believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders. As needed between regular meetings, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.

Board Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board has emphasized to the Advisor and RBC Global Asset Management (UK) Limited and BlueBay Asset Management LLP (each, a “Sub-Advisor”) the importance of maintaining rigorous risk management programs at the Advisor, the Sub-Advisor and other service providers. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board is subject to practical limitations. Nonetheless, the Board expects Trust service providers to implement rigorous risk management programs.

Individual Trustee Nominee Qualifications

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other nominees, each nominee is qualified to initially and continue to serve as a trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a trustee of the Trust, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Eikenberg is a seasoned financial services executive with experience leading the firm’s U.S. intermediary sales efforts across all client segments, developing and executing a distribution strategy and working closely with our shared service partners including marketing, product, business intelligence and competitive analysis teams.

Ms. Bode has business experience as a healthcare industry consultant, real estate developer and as a political consultant.

Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president.

Mr. Goff is a seasoned entrepreneurial business leader and executive with expertise in the areas of mutual fund administration, board governance, accounting, M&A, offshore operations and general management in the financial services industry and is a Certified Public Accountant (CPA).

Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience.

Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charter holder.

Ms. Zarkovich has significant experience in foundation, family office and private equity management as well as experience serving on the boards of multiple non-profit organizations.

Corporate Governance Information

Board of Trustees and Board Committees

The authorized number of trustees of the Trust is currently seven and the Trust has seven trustees. The Board has authorized an increase in the authorized number of trustees of the Trust to eight, effective on or about March 15, 2023. There are seven nominees for election to the Board at the special meeting and it is expected that Mr. MacDonald, who previously has been elected as a trustee, will retire from the Trust’s Board on December 31, 2023, in accordance with the Trusts’ retirement policy for trustees, and, therefore, shareholders are not being asked to re-elect him. At the time Mr. MacDonald retires, the number of trustees will return to seven.

Currently, the Trust has an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee and a Compliance Committee.

Audit Committee. The Audit Committee of the Trust is currently composed of the following Independent Trustees: Messrs. Garner, Goff and Seward. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board for ratification by the independent trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers.

Nominating Committee. The Nominating Committee of the Trust is currently composed of the following Independent trustees: Ms. Bode and Messrs. James and MacDonald. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as independent trustees of the Trust and recommends its nominees for consideration by the full Board. For non-independent trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee considers independent trustee candidates recommended by shareholders of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter.

The Nominating Committee charter is attached as Appendix B.

Corporate Governance Committee. The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Ms. Bode and Messrs. James and MacDonald. The Board has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board. The Board will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the independent trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds.

Valuation, Portfolio Management and Performance Committee. The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Ms. Bode and Messrs. MacDonald and Seward. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment advisor information sufficient to permit the Committee to evaluate the quality of the advisor’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate.

Compliance Committee. The Compliance Committee of the Trust is currently composed of the following independent trustees: Messrs. Garner, Goff and James. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the independent trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate.

The Board, the Audit Committee, the Nominating Committee, the Corporate Governance Committee, the Valuation, Portfolio Management and Performance Committee, and the Compliance Committee held the number of meetings during the last fiscal year of the Funds as set forth in the table below. The Trust does not hold annual meetings of shareholders and does not have a policy with regard to the attendance of trustees at such meetings. During the most recently completed fiscal year for each Fund, all of the trustees attended at least 75% of the Board and applicable committee meetings.

Funds	Fiscal Year End	Board Committee	Meetings

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC International Opportunities Fund

RBC China Equity Fund

RBC Global Equity Leaders Fund

RBC International Equity Fund

RBC International Small Cap Equity Fund

RBC Emerging Markets ex-China Equity Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

	3/31/22	Board Audit Nominating Corporate Governance Valuation Compliance	4 3 0 3 4 4

Funds	Fiscal Year End	Board Committee	Meetings

RBC SMID Cap Growth Fund

RBC Enterprise Fund

RBC Small Cap Core Fund

RBC Microcap Value Fund

RBC Small Cap Value Fund

RBC Small Cap Growth

Access Capital Community Investment Fund

RBC Impact Bond Fund

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Core Plus Bond Fund

RBC BlueBay Strategic Income Fund

U.S. Government Money Market Fund

	9/30/22	Board Audit Nominating Corporate Governance Valuation Compliance	4 3 1 3 4 4

Compensation of Trustees

Independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $84,000. The annual retainer was previously $76,000 and was increased to $84,000 effective January 1, 2023. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended. Each independent trustee also receives a meeting fee of $1,500 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended. Independent trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Advisor, either Co-Administrator or Distributor do not receive compensation from the Trust.

The table below sets forth the compensation received by each current trustee from the Trust. The Trust does not offer pension or retirement benefits accrued as part of fund expenses, and so there is no column included for pension or retirement benefits in this table.

	Aggregate Compensation from Trust		Total Compensation for Fund Complex Paid to Trustee†
	3/31/22	9/30/22	12/31/22
Independent Trustees
Lucy Hancock Bode	$109,500	$115,000	$123,000
Leslie H. Garner, Jr.	110,500	114,500	116,500
Phillip G. Goff	112,000	116,000	118,000
Ronald James	110,500	116,000	124,000
John A. MacDonald	110,500	116,000	124,000
James R. Seward	112,000	116,000	118,000
Interested Trustee			123,000
David Eikenberg	None	None	None
Kathleen Gorman*	None	None	None

†

The Fund Complex consists of the Trust, which currently offers 24 portfolios. The total reported in this column is for the calendar year ended December 31, 2022. Because the fiscal year ends reported in the prior columns may be different, the total in this column may be different than the sum of the prior columns.

*	Ms. Gorman resigned as a Trustee on October 14, 2022.

Ownership of Fund Securities

The following table sets forth information describing the dollar range of shares in the Funds beneficially owned by each current trustee and nominee and the aggregate dollar range of shares beneficially owned by them in all Funds overseen by the nominee as of December 31, 2022.

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Fund	Dollar Range
Interested Trustee
David Eikenberg	None	None	None

Independent Trustees
Lucy Hancock Bode	RBC Global Opportunities Fund	$50,000-$100,000	$50,000-$100,000

Leslie H. Garner Jr.

RBC SMID Cap Growth Fund

RBC Small Cap Core Fund

RBC Emerging Markets Equity Fund

RBC Enterprise Fund

RBC Microcap Value Fund

RBC Global Opportunities Fund

RBC International Opportunities Fund

RBC Emerging Markets Value Fund

RBC BlueBay Emerging Markets Debt Fund

RBC BlueBay High Yield Bond Fund

RBC Short Duration Fixed Income Fund

RBC U.S. Government Money Market Fund

		$50,000-$100,000 $10,000-$50,000 $10,000-$50,000 $0-$10,000 $0-$10,000 $10,000-$50,000 $10,000-$50,000 $0-$10,000 $0-$10,000 $0-$10,000 $10,000-$50,000 $10,000-$50,000	Over $100,000

Phillip G. Goff	RBC SMID Cap Growth Fund RBC Emerging Markets Equity Fund RBC Global Opportunities Fund RBC BlueBay High Yield Bond Fund	$10,000-$50,000 $10,000-$50,000 $10,000-$50,000 $10,000-$50,000	$50,000-$100,000

Ronald James	RBC SMID Cap Growth Fund RBC Enterprise Fund RBC BlueBay High Yield Bond Fund	$10,000-$50,000 $10,000-$50,000 $10,000-$50,000	$50,000-$100,000

John A. MacDonald	RBC Global Opportunities Fund RBC SMID Cap Growth Fund RBC Emerging Markets Equity Fund	$50,000-$100,000 $10,000-$50,000 $10,000-$50,000	Over $100,000

James R. Seward	RBC Emerging Markets Equity Fund RBC Emerging Markets Value Equity Fund RBC SMID Cap Growth Fund RBC Global Opportunities Fund RBC Enterprise Fund RBC International Opportunities Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 $10,000-$50,000	Over $100,000

Christie Zarkovich	None	None	None

As of December 31, 2022, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds with the exception of the RBC Enterprise Fund Class A Shares. As of December 31, 2022, the Trustees and officers of the Trust, as a group, own 4% of the outstanding Class A Shares of the RBC Enterprise Fund.

Officers of the Trust

Executive Officers

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served With the Trust	Principal Occupation(s) During Past 5 Years
David Eikenberg (53)	President since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Christina M. Weber (54)	Chief Compliance Officer since December 2012 and Secretary since October 2017	Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

Kathleen A. Hegna (55)	Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014	Head, U.S. Fund Operations, RBC Global Asset Management (U.S.) Inc. (2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to 2022)

Jodi DeFeyter (51)	Assistant Secretary since October 2022	Director of Regulatory Administration, RBC Global Asset Management (US) Inc. (2012 to present)

Tara Tilbury (48)	Assistant Secretary since October 2022	Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to Present), Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2015 to 2018)

(1)

The address of each officer, except David Eikenberg, is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston Massachusetts 02110.

(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

Access Capital Community Investment Fund Officer

Name, Age and Address (1)	Position, and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald A. Homer (75)	President, Access Fund, since July 2008	Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997 to July 2008); Chairman: Access Capital Strategies Community Investment Fund (1998 to July 2008)

(1)	Except as otherwise noted, the address of each officer is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

AUDITOR SELECTION AND FEES

The Board has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Trust for the fiscal years ending March 31, 2023 and September 30, 2023. PwC will audit the Trust’s annual financial statements and provide services related to tax compliance and SEC filings. PwC’s address is 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402.

PwC has audited the financial statements of each Fund for its last two fiscal years (as applicable), and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, RBC GAM-U.S. and entities that control, are controlled by or under common control with RBC GAM-U.S. that provide ongoing services to the Funds (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Funds during this period.

For RBC Emerging Markets Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC International Opportunities Fund, RBC China Equity Fund, RBC Global Equity Leaders Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Short Duration Fixed Income Fund, and RBC Ultra-Short Fixed Income Fund:

Fiscal Year Ended March 31[1]	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates

2022	$252,800	$0	$36,805	$0	$0
2021	$219,800	$0	$24,960	$10,050	$0

[1]

RBC China Equity Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, and RBC Emerging Markets ex-China Equity Fund commenced operations after March 31, 2022 and the amounts shown do not include aggregate fees billed by PwC for the fiscal years ended March 31, 2022 and March 31, 2021 for those Funds.

For RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Small Cap Value Fund, RBC Small Cap Growth Fund, Access Capital Community Investment Fund, RBC Impact Bond Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund, and U.S. Government Money Market Fund:

Fiscal Year Ended September 30	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Services Provided to the Funds and Service Affiliates

2022	$482,500	$0	$59,150	$0	$0
2021	$409,200	$0	$46,860	$1,402	$0

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to RBC GAM-US and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to RBC GAM-U.S. and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

ADDITIONAL INFORMATION

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about January 26, 2023, but proxies may also be solicited by telephone and/or in person by representatives of the

Trust, regular employees of the Advisor or its affiliate(s), or Okapi Partners LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining Okapi Partners LLC, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Trust. The estimated cost of retaining Okapi Partners LLC is approximately $244,000.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on January 11, 2023 will be entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix C.

Thirty-three and one-third percent (33-1/3%) of a Fund’s shares present in person or represented by proxy and entitled to vote at the Meeting will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to a Fund. Proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Brokerage firms generally have authority to vote clients’ unvoted shares on some “routine” matters. The proposal to elect trustees of the Trust is considered a routine matter.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted “AGAINST” the Proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the Proposal requires the affirmative vote of a plurality of the shares of the entire Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have no effect.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the Proposal.

Shareholders Sharing the Same Address.

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust send. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the secretary of the Trust.

Proposals must be received a reasonable time before the Trust begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION REGARDING THE RBC FUNDS

Advisor

RBC Global Asset Management (U.S.) Inc. (the “Advisor”) is a wholly owned subsidiary of Royal Bank of Canada (“RBC”) and is located at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402. RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 89,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the United States and 27 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly offered mutual funds since 1986. As of December 31, 2022, the Advisor’s investment team managed approximately $43.9 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds (such as UCITS funds), individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

Investment Sub-Advisors

RBC Global Asset Management (UK) Limited (“RBC GAM UK”) and BlueBay Asset Management LLP (“BlueBay”) are wholly-owned subsidiaries of RBC, which is the parent company of the Advisor and are both located at 77 Grosvenor Street, W1K 3JR, London, United Kingdom.

In July 2022, the Advisor announced that it will be consolidating the operations of BlueBay with its UK-based asset management affiliate RBC GAM UK. It is expected that BlueBay will transfer the majority of its asset management business to RBC GAM UK. As a result, on around April 1, 2023, RBC GAM UK will become the sub-advisor to the Funds for which BlueBay currently serves as sub-advisor.

Administrator

The Advisor serves as Co-Administrator to the Funds and provides certain administrative services necessary for the operation of the Funds, including among other things: (i) providing office space, equipment and facilities for maintaining the Funds’ organization; (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders; and (iii) supervising and managing all aspects of the operation of the Funds, including supervising the relations with, and monitoring the performance of, the Funds’ principal underwriter, custodian, independent accountants, legal counsel and other service providers. In addition, the Advisor furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Trust’s officers, employees and Trustees affiliated with the Advisor.

The Bank of New York Mellon (“BNY Mellon”), 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809 serves as Co-Administrator to the Funds and provides facilities, equipment and personnel to carry out certain administrative services related to the Funds. BNY Mellon also serves as the fund accounting agent for each of the Funds and provides certain accounting services such as computation of each Fund’s net asset value and maintenance of the Fund books and financial records.

Principal Underwriter

Quasar Distributors, LLC (the “Distributor”), located at 111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202, is the principal underwriter for shares of the Funds.

Other Service Providers

U.S. Bank, N.A., 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian of the RBC Equity Funds, RBC Impact Investment Funds, RBC Fixed Income Funds’, RBC Small Cap Growth Fund and U.S. Government Money Market Fund’s assets.

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10007 acts as custodian of the RBC BlueBay Funds’, RBC China Equity Fund, RBC Global Equity Funds’, RBC Emerging Markets ex-China Equity Fund, RBC International Equity Fund, and RBC International Small Cap Equity Fund assets.

U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Trust.

The Bank of New York Mellon, 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, provides certain administrative and fund accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement.

Proxy materials, reports and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ David Eikenberg
David Eikenberg
President

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

FUND NAME	Class	TOTAL FUND SHARES (CLASS LEVEL)	TOTAL FUND GROUP SHARES (ALL CLASSES WITHIN FUND)
ACCESS CAPITAL COMMUNITY INV FUND	Class A	1,054,144.274	90,340,561.883
	Class I	82,623,251.965
	Class IS	6,663,165.644

RBC BLUEBAY CORE PLUS BOND FUND	Class A	516,314.736	5,175,614.225
	Class I	3,623,421.516
	Class R6	1,035,877.973

RBC BLUEBAY EMERGING MARKET DEBT FUND	Class A	3,619.882	4,619,025.301
	Class I	4,613,980.045
	Class R6	1,425.374

RBC BLUEBAY HIGH YIELD BOND FUND	Class A	288,782.834	33,022,691.671
	Class I	32,733,908.837

RBC BLUEBAY STRATEGIC INCOME FUND	Class A	525,322.508	5,267,533.397
	Class I	3,687,912.240
	Class R6	1,054,298.649

RBC CHINA EQUITY FUND	Class A	50,419.027	505,075.885
	Class I	353,592.920
	Class R6	101,063.938

RBC EMERGING MARKETS EQUITY FUND	Class A	10,578,042.687	180,208,637.852
	Class I	150,354,050.709
	Class R6	19,276,544.456

RBC EMERGING MARKETS EX-CHINA EQUITY FUND	Class A	50,000.000	3,254,547.076
	Class I	3,104,547.076
	Class R6	100,000.000

RBC EMERGING MARKETS VALUE EQUITY FUND	Class A	1,269.448	8,496,523.812
	Class I	8,155,255.966
	Class R6	339,998.398

RBC ENTERPRISE FUND	Class A	50,445.697	4,120,367.533
	Class I	4,069,921.836

RBC GLOBAL EQUITY LEADERS FUND	Class A	100,633.376	504,311.295
	Class I	302,717.513
	Class R6	100,960.406

RBC GLOBAL OPPORTUNITIES FUND	Class A	1,192.775	27,553,090.713
	Class I	17,221,564.179
	Class R6	10,330,333.759
RBC IMPACT BOND FUND	Class A	111,773.948	26,079,837.393
	Class I	11,894,158.792
	Class R6	7,946,815.853
	Class Y	6,127,088.800

FUND NAME	Class	TOTAL FUND SHARES (CLASS LEVEL)	TOTAL FUND GROUP SHARES (ALL CLASSES WITHIN FUND)
RBC INTERNATIONAL EQUITY FUND	Class A	100,000.000	2,000,000.000
	Class I	1,750,000.000
	Class R6	150,000.000

RBC INTERNATIONAL OPPORTUNITIES FUND	Class A	13,585.456	12,344,251.581
	Class I	11,835,872.989
	Class R6	494,793.136

RBC INTERNATIONAL SMALL CAP EQUITY FUND	Class A	50,000.000	500,000.000
	Class I	350,000.000
	Class R6	100,000.000

RBC MICROCAP VALUE FUND	Class A	108,354.239	4,272,575.515
	Class I	4,164,221.276

RBC SHORT DURATION FIXED INC FUND	Class A	53,003.320	6,105,921.102
	Class I	6,052,917.782

RBC SMALL CAP CORE FUND	Class A	611,560.445	3,129,598.140
	Class I	2,517,372.171
	Class R6	665.524

RBC SMALL CAP VALUE FUND	Class A	839.477	2,518,068.187
	Class I	2,516,429.954
	Class R6	798.756

RBC SMID CAP GROWTH FUND	Class A	1,115,166.816	6,468,550.873
	Class I	5,351,985.483
	Class R6	1,398.574

RBC ULTRA SHORT FIXED INC FUND	Class A	2,003,442.133	8,960,475.670
	Class I	6,957,033.537

US GOVT MMKT FUND	INSTITUTIONAL 1	5,039,947,124.440	10,277,852,546.150
	INSTITUTIONAL 2	3,048,465,826.670
	RBC INVESTOR CLASS	2,189,439,595.040

2

APPENDIX B

NOMINATING COMMITTEE CHARTER

RBC FUNDS TRUST

Nominating Committee Charter

I.	Introduction

The Board of Trustees governs the RBC Funds Trust and is responsible for protecting the interests of shareholders.

The Board has a Nominating Committee consisting exclusively of Independent Trustees. The Board has adopted this Nominating Committee Charter to help guide the Committee in considering potential nominees to serve on the Board.

II.	Committee Purpose

The mission of the Committee under this Charter is to promote effective participation of qualified individuals on the Board. At least 75% of the Board’s members must be Independent Trustees. The Committee will consider both candidates to serve as Independent Trustees and candidates to serve as management Trustees and will make nominations to the Board.

III.	Committee Authority and Responsibilities

The Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust, in accordance with the criteria listed in Appendix A. Candidates may be identified by the Committee, management or Trust shareholders. The Committee may utilize third-party services to help identify and evaluate candidates.

A.	Independent Trustee Candidates

The Committee will be responsible for identifying Independent Trustee candidates and for selecting and nominating the candidates. The Committee will evaluate a candidate’s independence from the Trust’s investment adviser, sub-adviser and other principal service providers. An Independent Trustee nominee must be independent in terms of both the letter and the spirit of applicable law.

B.	Management Candidates

The President of the Trust will be responsible for coordinating the process by which management Trustee candidates are identified for consideration by the Committee. The Committee will look to the President to produce background and other reference materials necessary for the Committee to consider management Trustee candidates.

C.	Candidates Recommended by Shareholders

The Committee will consider Independent Trustee candidates recommended by shareholders of the Trust. The Committee will evaluate shareholder Trustee candidates using the same criteria applied to other Independent Trustee candidates, along with several additional requirements listed in Appendix A. The names of shareholder candidates may be submitted to the Trust’s Secretary or any member of the Committee in writing at the address of the Trust. Sufficient background information about the candidate also must be submitted to enable the Committee to assess the candidate’s qualifications in light of the Committee’s selection guidelines.

1

D.	Evaluation of Candidates

In evaluating a candidate’s qualifications for Board membership, the Committee will consider factors which it determines are relevant, such as those listed in Appendix A. Candidates will be expected to assist the Committee with its diligence, and will likely be required to complete an eligibility questionnaire to assist the Committee in assessing a candidate’s qualifications as a potential Trustee. The Committee will determine in its sole discretion whether to nominate a candidate to serve on the Board and the Committee’s determinations will be final.

IV.	Committee Membership

The members and the Chair of the Committee will be appointed by the Independent Trustees on the Board. Members of the Committee will serve at the pleasure of the Independent Trustees.

V.	Meetings

The Committee will meet as called by the Committee Chairman. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee.

VI.	Miscellaneous

A.	Board Approval of Nominees

Once the Committee has selected and nominated a person for election or appointment as a Trustee of the Trust, there will be a vote at a meeting of the Board to approve or reject the nominee. The full Board of Trustees will vote on nominees nominated by the Committee to serve as management Trustees. The Independent Trustees on the Board will vote on nominees nominated by the Committee to serve as Independent Trustees.

B.	Appropriate Resources

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants (including any search firm used to identify Independent Trustee candidates) at the expense of the Trust.

C.	Assistance of President of the Trust

The President of the Trust, although not a member of the Committee, will cooperate with the Committee. As requested by the Committee, the President will assist the Committee in discharging its duties, and this may include assistance in identifying and recruiting appropriate Independent Trustee candidates.

D.	Review and Consideration of Charter

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Adopted by the Board on September 15, 2004.

Amended on September 17, 2010.

Amended on September 29, 2015

2

Appendix A

STATEMENT OF POLICY ON

CRITERIA FOR IDENTIFYING AND SELECTING TRUSTEE CANDIDATES

This Statement of Policy reflects the Committee’s views on appropriate criteria for selecting Trustees of the Trust for future vacancies. It does not contain an exhaustive list. Nor is it intended to serve as a set of absolute requirements. Rather, these are guidelines which the Committee will use as a starting point.

General Criteria for All Trustee Candidates

•	Demonstrated personal integrity.

•	College degree or equivalent business experience.

•

Does not serve in a similar capacity on the board of a mutual fund where the Board concludes that it could be an impediment due to competitive or other reasons, and which is not sponsored or advised by the Trust’s investment adviser or its affiliates.

•	Availability and commitment to attend meetings and perform his or her responsibilities on the Board.

•	Relevant industry and related experience.

•	Adequate financial or accounting knowledge to be of use in the complicated financial environment in which mutual funds operate.

•	Experience in positions where the candidate has dealt with management, technical, financial or regulatory issues and which has helped the candidate to develop sound business judgment.

•

Experience on other institutional oversight bodies having similar responsibilities to those of a mutual fund’s board, including experience with corporate governance issues and standard business practices.

•	Diversity of interests shown by involvement in community, charitable or other activities.

Additional Criteria for Independent Trustee Candidates

•	Not an “interested person” of the Trust or its affiliates within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

•

No material relationship that creates an appearance of a lack of independence with respect to the Trust, its affiliates or service providers. Such types of relationships could include commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships (among others).

•

The ability to act independently in fact with respect to the Trust and its affiliates and others in order to protect the interests of the funds and all shareholders. The Independent Trustees will be expected to perform an involved and, when required, adversarial role in pursuing the best interests of the Trust and its shareholders.

Additional Criteria for Independent Trustee Candidates Recommended by Shareholders

A.	Nominee Requirements

Independent Trustee candidates recommended by shareholders or shareholder groups must fulfill the following additional requirements:

•

The candidate may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

•

The candidate may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

3

•

Neither the candidate nor any member of the candidate’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

•

Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the candidate’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•

The candidate may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.	Procedures for Recommending Independent Trustee Candidates

1.	Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder groups must also meet the following requirements:

•

Any shareholder or shareholder group submitting a candidate must beneficially own, at the time of submission of the candidate, voting securities of the Trust with a minimum value that approximates the value of one year’s Trustee retainer fees (whatever the fee may be at that time). Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the submission. In addition, such securities must continue to be held through the date of the Nominating Committee meeting. The nominating shareholder or shareholder group must also bear the risk of the investment.

•

The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification will provide that the shares have been held continuously for at least the requisite two years.

2.	Limitations and Deadlines

A nominating shareholder or shareholder group may not submit more candidates than the number of Board vacancies. The Committee will consider all candidates whose names are submitted by qualifying shareholders or shareholder groups a reasonable time in advance of the time at which the Committee makes its nominations. If shareholders will be asked to elect nominees, the candidate information must be submitted a reasonable time in advance of the scheduled shareholder meeting.

3.	Making a Submission

Notice to the Trust’s Secretary should include:

•	the shareholder’s or shareholder group’s contact information and the number of Trust shares owned by the shareholder (or shareholder group);

•	the candidate’s contact information and the number of Trust shares owned by the candidate;

•

all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934; and

•

a notarized letter executed by the candidate, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board, and to be named as a Trustee if so elected.

Shareholders recommending candidates must comply with these requirements at the time of submitting their candidate.

4

APPENDIX C

BENEFICIAL OWNERS OF MORE THAN 5% OF A

CLASS OF EACH FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund’s outstanding securities:

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	616,183.836	58.45%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	238,005.488	22.58%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	84,886.928	8.05%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	57,638.299	5.47%	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS A	9,932,404.838	12.02%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	6,738,580.024	8.16%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	5,692,075.303	6.89%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

1

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS I	5,586,592.180	6.76%	UMPQUA BANK/OREGON 1 SW COLUMBIA ST FL 14 PORTLAND OR 97204-4002

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS IS	5,820,747.352	87.36%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

ACCESS CAPITAL COMMUNITY INVESTMENT FUND	CLASS IS	822,535.220	12.34%	KEYBANK NA CUST FBO NATIONAL ENDOWMENT FOR FINANCIAL ED A/C 217390121 PO BOX 94871 CLEVELAND OH 44101-4871

RBC BLUEBAY CORE PLUS BOND FUND	CLASS A	516,314.736	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC BLUEBAY CORE PLUS BOND FUND	CLASS I	3,623,421.516	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC BLUEBAY CORE PLUS BOND FUND	CLASS R6	1,035,877.973	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS A	2,526.108	69.78%	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226

RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS A	831.307	22.97%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS A	261.415	7.22%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ 39TH FL NEW YORK NY 10004-1932

2

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS I	2,352,293.865	50.98%	ATTN MUTUAL FUND ADMINISTRATOR C/O PRINCIPAL FINANCIAL ID 636 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989

RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS I	1,194,478.197	25.89%	RHODE ISLAND LABORERS PENSION FUND U/A 01/01/1976 200 MIDWAY RD STE 177 CRANSTON RI 02920-5750

RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS I	944,657.424	20.47%	RHODE ISLAND LABORERS ANNUITY FUND U/A 06/03/85 200 MIDWAY RD STE 177 CRANSTON RI 02920-5750

RBC BLUEBAY EMERGING MARKET DEBT FUND	CLASS R6	1,425.374	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS A	117,754.570	40.78%	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS A	73,370.956	25.41%	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ 39TH FL NEW YORK NY 10004-1932

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS A	42,903.491	14.86%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS A	23,174.738	8.02%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS A	18,466.859	6.39%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

3

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC BLUEBAY HIGH YIELD BOND FUND	CLASS I	11,040,596.256	33.73%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS I	4,436,984.767	13.55%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS I	4,399,691.395	13.44%	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 295 CHIPETA WAY SALT LAKE CITY UT 84108-1285

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS I	3,389,030.397	10.35%	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 711984 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS I	2,063,531.935	6.30%	JP MORGAN SECURITIES LLC 1 METROTECH CTR N FL 3 BROOKLYN NY 11201-3873

RBC BLUEBAY HIGH YIELD BOND FUND	CLASS I	1,668,477.149	5.10%	UBS FINANCIAL SERVICES INC. FBO FRONT PORCH COMMUNITIES AND SERVICES 800 N. BRAND BLVD 19TH FLOOR GLENDALE CA 91203-1231

RBC BLUEBAY STRATEGIC INCOME FUND	CLASS A	525,322.508	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC BLUEBAY STRATEGIC INCOME FUND	CLASS I	3,687,912.240	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC BLUEBAY STRATEGIC INCOME FUND	CLASS R6	1,054,298.649	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC CHINA EQUITY FUND	CLASS A	50,419.027	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

4

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC CHINA EQUITY FUND	CLASS I	353,592.920	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC CHINA EQUITY FUND	CLASS R6	101,063.938	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC EMERGING MARKETS EQUITY FUND	CLASS I	41,399,808.851	27.53%	11S LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987

RBC EMERGING MARKETS EQUITY FUND	CLASS I	23,400,702.525	15.56%	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2199

RBC EMERGING MARKETS EQUITY FUND	CLASS I	21,782,923.056	14.49%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC EMERGING MARKETS EQUITY FUND	CLASS I	12,012,123.698	7.99%	RELIANCE TRUST CO FBO ABNY EB R/R PO BOX 78446 ATLANTA GA 30357

RBC EMERGING MARKETS EQUITY FUND	CLASS I	9,731,885.775	6.47%	ATTN MUTUAL FUND ADMINISTRATOR C/O FIRST HORIZON ID 683 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989

RBC EMERGING MARKETS EQUITY FUND	CLASS I	9,532,340.997	6.34%	ATTN MUTUAL FUND OPS MAC & CO AC 695860 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502

RBC EMERGING MARKETS EQUITY FUND	CLASS A	9,555,172.313	90.33%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC EMERGING MARKETS EQUITY FUND	CLASS A	779,757.675	7.37%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

5

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC EMERGING MARKETS EQUITY FUND	CLASS R6	6,831,805.149	35.44%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC EMERGING MARKETS EQUITY FUND	CLASS R6	4,430,645.707	22.98%	THE NORTHERN TRUST CORPORATION AGEN FBO SCRIPPSHEALTH - GENERAL 2600568 PO BOX 92956 CHICAGO IL 60675-2956

RBC EMERGING MARKETS EQUITY FUND	CLASS R6	2,913,333.043	15.11%	SAXON & CO FBO 40400904099990 P O BOX 94597 CLEVELAND OH 44101-4597

RBC EMERGING MARKETS EQUITY FUND	CLASS R6	2,025,339.592	10.51%	ATTN MUTUAL FUNDS OPS MAC & CO A/C 737042 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502

RBC EMERGING MARKETS EX-CHINA EQUITY FUND	CLASS A	50,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC EMERGING MARKETS EX-CHINA EQUITY FUND	CLASS I	1,754,547.076	56.52%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

RBC EMERGING MARKETS EX-CHINA EQUITY FUND	CLASS I	1,350,000.000	43.48%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC EMERGING MARKETS EX-CHINA EQUITY FUND	CLASS R6	100,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC EMERGING MARKETS VALUE EQUITY FUND	CLASS A	1,269.448	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC EMERGING MARKETS VALUE EQUITY FUND	CLASS I	4,367,652.932	53.56%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

6

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC EMERGING MARKETS VALUE EQUITY FUND	CLASS I	2,111,228.574	25.89%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC EMERGING MARKETS VALUE EQUITY FUND	CLASS I	455,692.507	5.59%	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226

RBC EMERGING MARKETS VALUE EQUITY FUND	CLASS I	410,217.578	5.03%	ATTN MUTUAL FUND OPS MAC & CO A/C 679241 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502

RBC EMERGING MARKETS VALUE EQUITY FUND	CLASS R6	339,998.398	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC ENTERPRISE FUND	CLASS A	35,361.410	70.10%	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

RBC ENTERPRISE FUND	CLASS A	2,588.734	5.13%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC ENTERPRISE FUND	CLASS I	443,529.987	10.90%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC ENTERPRISE FUND	CLASS I	344,774.706	8.47%	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUND DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC GLOBAL EQUITY LEADERS FUND	CLASS A	100,633.376	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

7

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC GLOBAL EQUITY LEADERS FUND	CLASS I	302,717.513	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC GLOBAL EQUITY LEADERS FUND	CLASS R6	100,960.406	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC GLOBAL OPPORTUNITIES FUND	CLASS I	7,145,313.055	41.49%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC GLOBAL OPPORTUNITIES FUND	CLASS I	3,398,658.488	19.73%	ATTN MUTUAL FUNDS C/O ID 866 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989

RBC GLOBAL OPPORTUNITIES FUND	CLASS I	2,185,652.833	12.69%	WASHINGTON & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958

RBC GLOBAL OPPORTUNITIES FUND	CLASS I	1,472,104.396	8.55%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC GLOBAL OPPORTUNITIES FUND	CLASS I	1,038,916.299	6.03%	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2199

RBC GLOBAL OPPORTUNITIES FUND	CLASS A	688.315	57.71%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC GLOBAL OPPORTUNITIES FUND	CLASS A	493.920	41.41%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

8

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC GLOBAL OPPORTUNITIES FUND	CLASS R6	3,168,362.564	30.67%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC GLOBAL OPPORTUNITIES FUND	CLASS R6	1,595,526.346	15.45%	RELIANCE TRUST CO FBO COMERICA NON-EB R/R PO BOX 78446 ATLANTA GA 30357

RBC GLOBAL OPPORTUNITIES FUND	CLASS R6	1,341,986.533	12.99%	EMPOWER TRUST FBO STEELCASE INC RETIREMENT PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002

RBC GLOBAL OPPORTUNITIES FUND	CLASS R6	1,272,596.808	12.32%	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 584987 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502

RBC GLOBAL OPPORTUNITIES FUND	CLASS R6	1,172,771.762	11.35%	SERVICES GROUP OF AMERICA INC 100 FRONT ST STE 400 WEST CONSHOHOCKEN PA 19428-2881

RBC GLOBAL OPPORTUNITIES FUND	CLASS R6	549,518.715	5.32%	WASHINGTON & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958

RBC IMPACT BOND FUND	CLASS A	110,619.469	98.97%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC IMPACT BOND FUND	CLASS Y	6,127,088.800	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC IMPACT BOND FUND	CLASS I	3,992,906.087	33.57%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

9

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC IMPACT BOND FUND	CLASS I	3,770,585.873	31.70%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC IMPACT BOND FUND	CLASS I	1,590,294.935	13.37%	RELIANCE TRUST CO FBO COMERICA NON-EB R/R PO BOX 78446 ATLANTA GA 30357

RBC IMPACT BOND FUND	CLASS I	1,452,402.259	12.21%	TD AMERITRADE INC FBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226

RBC IMPACT BOND FUND	CLASS R6	6,100,198.815	76.76%	GAVI ALLIANCE 2099 PENNSYLVANIA AVE NW STE 200 WASHINGTON DC 20006-6811

RBC IMPACT BOND FUND	CLASS R6	934,352.673	11.76%	THE SAN FRANCISCO FOUNDATION 1 EMBARCADERO CTR STE 1400 SAN FRANCISCO CA 94111-3703

RBC INTERNATIONAL EQUITY FUND	CLASS A	100,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC INTERNATIONAL EQUITY FUND	CLASS I	1,750,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC INTERNATIONAL EQUITY FUND	CLASS R6	150,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS I	4,526,834.374	38.25%	GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 222 S MAIN ST SALT LAKE CITY UT 84101-2199

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS I	2,752,128.745	23.25%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS I	2,603,815.801	22.00%	ATTN MUTUAL FUNDS C/O ID 568 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989

10

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS I	880,288.728	7.44%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS A	10,840.969	79.80%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUND DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS A	1,683.383	12.39%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS A	1,061.103	7.81%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC INTERNATIONAL OPPORTUNITIES FUND	CLASS R6	493,291.535	99.70%	ATTN MUTUAL FUND OPERATIONS MAC & CO A/C 162763 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502

RBC INTERNATIONAL SMALL CAP EQUITY FUND	CLASS A	50,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC INTERNATIONAL SMALL CAP EQUITY FUND	CLASS I	350,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC INTERNATIONAL SMALL CAP EQUITY RUND	CLASS R6	100,000.000	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC MICROCAP VALUE FUND	CLASS A	55,676.622	51.38%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC MICROCAP VALUE FUND	CLASS A	9,337.005	8.62%	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091

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Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC MICROCAP VALUE FUND	CLASS A	8,192.673	7.56%	MID ATLANTIC TRUST COMPANY FBO MAR MAC INDUSTRIES INC 401(K) RET 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222-4228

RBC MICROCAP VALUE FUND	CLASS A	6,078.955	5.61%	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002

RBC MICROCAP VALUE FUND	CLASS I	1,018,303.085	24.45%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC MICROCAP VALUE FUND	CLASS I	799,867.902	19.21%	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUND DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC SHORT DURATION FX INC FUND	CLASS I	3,042,498.170	50.26%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC SHORT DURATION FIXED INCOME FUND	CLASS I	2,388,573.823	39.46%	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958

RBC SHORT DURATION FIXED INCOME FUND	CLASS I	498,443.378	8.23%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC SHORT DURATION FIXED IINCOME FUND	CLASS A	53,003.320	100.00%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC SMALL CAP CORE FUND	CLASS A	356,400.973	58.28%	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038

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Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC SMALL CAP CORE FUND	CLASS A	234,737.805	38.38%	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUND DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC SMALL CAP CORE FUND	CLASS I	511,774.832	20.33%	SAXON & CO. FBO 20420022009959 P O BOX 94597 CLEVELAND OH 44101-4597

RBC SMALL CAP CORE FUND	CLASS I	185,744.993	7.38%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC SMALL CAP CORE FUND	CLASS I	174,456.816	6.93%	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUND DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC SMALL CAP CORE FUND	CLASS I	134,784.263	5.35%	US BANK NA CUST JON C SCHNELLER SEP IRA 705 S WORLEY AVE HOLYOKE CO 80734-1804

RBC SMALL CAP CORE FUND	CLASS R6	665.523	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC SMALL CAP VALUE FUND	CLASS I	962,408.366	38.24%	BANK OF AMERICA CUST FBO MFO 3181641 PO BOX 843869 DALLAS TX 75284-3869
RBC SMALL CAP VALUE FUND	CLASS I	522,973.550	20.78%	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 4TH JERSEY CITY NJ 07310-1995

RBC SMALL CAP VALUE FUND	CLASS I	518,939.495	20.62%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC SMALL CAP VALUE FUND	CLASS I	293,121.417	11.65%	ATTN MUTUAL FUNDS C/O ID 225 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989

13

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC SMALL CAP VALUE FUND	CLASS A	839.477	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC SMALL CAP VALUE FUND	CLASS R6	798.756	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC ATTN BRANDON LEW 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC SMID CAP GROWTH FUND	CLASS A	263,671.869	23.64%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC SMID CAP GROWTH FUND	CLASS I	4,535,655.976	84.75%	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901

RBC SMID CAP GROWTH FUND	CLASS I	420,629.241	7.86%	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989

RBC SMID CAP GROWTH FUND	CLASS R6	1,398.574	100.00%	RBC GLOBAL ASSET MANAGEMENT US INC 50 S 6TH ST STE 2350 MINNEAPOLIS MN 55402-1546

RBC ULTRA-SHORT FIXED INCOME FUND	CLASS I	3,750,226.406	53.91%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC ULTRA-SHORT FIXED INCOME FUND	CLASS I	2,404,928.875	34.57%	GREATER MINNESOTA HOUSING FUND 332 MINNESOTA ST STE W1650 SAINT PAUL MN 55101-1336

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Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC ULTRA SHORT FIXED INCOME FUND	CLASS A	1,892,259.792	94.45%	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1200 STE 1800 MINNEAPOLIS MN 55401-7554

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	918,327,331.510	18.22%	JPMS - CHASE PROCESSING 28521 JPMS IB 352 FBO 7528085017085 FBO UNITED TECHNOLOGIES CORPORATIO 4 CHASE METROTECH CENTER 7THFL BROOKLYN NY 11245-0003

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	895,954,589.220	17.78%	HARE & CO 2 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	818,160,390.160	16.23%	GOLDMAN SACHS GLOBAL LIQUIDITY SERVICES OMNIBUS ACCT FBO GOLDMAN SACHS & CO CUSTOMERS 71 S WACKER DR STE 500 CHICAGO IL 60606-4673

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	321,174,362.320	6.37%	MERITAGE HOMES CORPORATION 8800 E RAINTREE DR STE 300 SCOTTSDALE AZ 85260-3966

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	306,606,523.330	6.08%	JPMORGAN CHASE BANK TR FOR THE STATE OF CALIFORNIA SAVINGS PLUS PROGRAM ATTN ANTHONY V SOTTILE 4 CHASE METROTECH CTR FL 6 BROOKLYN NY 11245-0003

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	276,285,625.430	5.48%	WELLS FARGO BANK FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522

RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 1	255,593,206.820	5.07%	CALHOUN & CO/COMERICA BANK 411 W LAFAYETTE MC 3455 DETROIT MI 48226

15

Name of the Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
RBC GOVERNMENT MONEY MARKET FUND	RBC INSTITUTIONAL CLASS 2	3,048,465,826.670	100.00%	RBC CAPITAL MARKETS CORP SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413

RBC GOVERNMENT MONEY MARKET FUND	RBC Investor CLASS	2,189,421,597.560	100.00%	RBC CAPITAL MARKETS CORP SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST # P08 MINNEAPOLIS MN 55402-4413

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PROXY	RBC FUNDS TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 15, 2023

50 SOUTH SIXTH STREET, SUITE 2350, MINNEAPOLIS, MN 55402

[INSERT FUND NAME]

The undersigned hereby appoints Kathy Hegna, Christi Weber and Jodi DeFeyter, or any one of them, as Proxy of the undersigned, each with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the above-mentioned Fund, a series of RBC Funds Trust, that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Central time, on March 15, 2023, at the Trust’s offices at 50 South Sixth Street, Suite 2350, Minneapolis, MN 55402-4422 and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

CONTROL#:

SHARES:

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney, executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnership proxies should be signed by an authorized person. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.	By Phone: Call Okapi Partners toll-free at: (877) 274-8654 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2.	By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/RBC2023 and follow the simple on-screen instructions.

OR

3.	By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on March 15, 2023.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW

1.	To elect seven Trustees to serve on the Board of the Trust
			FOR	WITHHOLD

	a.	Ms. Lucy Hancock Bode	☐	☐

	b.	Mr. David Eikenberg	☐	☐

	c.	Mr. Leslie H. Garner Jr.	☐	☐

	d.	Mr. Phillip G. Goff	☐	☐

	e.	Mr. Ronald James	☐	☐

	f.	Mr. James Seward	☐	☐

	g.	Ms. Christie Zarkovich	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 15, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/RBC

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